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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported)   May 30, 1997


                        BRIGGS & STRATTON CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



                                  Wisconsin
                 (State or Other Jurisdiction of Incorporation)


            1-1370                                     39-0182330
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  (Commission File Number)             (I.R.S. Employer Identification No.)





 12301 West Wirth Street, Wauwatosa, Wisconsin                         53222
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   (Address of Principal Executive Offices)                          (Zip Code)


                                 (414) 259-5333
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)










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ITEM 5.  OTHER EVENTS.

         On April 16, 1997, Briggs & Stratton Corporation (the "Company") filed its Registration Statement No. 333-25271 on Form S-3 with the Securities and Exchange Commission (the "SEC") for registration of $175,000,000 aggregate principal amount of its debt securities which may be sold from time to time pursuant to rule 415 promulgated under the Securities Act of 1933, as amended. The Registration Statement, as amended, was declared effective by the SEC on May 29, 1997. On June 4, 1997, the Company sold $100,000,000 aggregate principal amount of its 7 1/4% unsecured and unsubordinated notes due September 15, 2007 (the "Note Offering") pursuant to the Registration Statement. The description of the Note Offering is qualified in its entirety by reference to the exhibits filed herewith.












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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         A list of exhibits filed herewith is contained in the Exhibit Index, which is incorporated herein by reference.


















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BRIGGS & STRATTON CORPORATION



Dated:  June 16, 1997                    By:  /s/ Robert H. Eldridge
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                                            Name:   Robert H. Eldridge
                                            Title:  Executive Vice President and
                                                    Chief Executive Officer,
                                                    Secretary-Treasurer















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                                 EXHIBIT INDEX



EXHIBIT NO.      DOCUMENT DESCRIPTION
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4.1              Indenture dated as of June 4, 1997 between Briggs & Stratton
                 Corporation and Bank One, N.A., as Trustee.

4.2 Form of 7 1/4% Note due September 15, 2007 of Briggs & Stratton Corporation issued pursuant to the Indenture dated as of June 4, 1997 between Briggs & Stratton Corporation and Bank One, N.A., as Trustee.

4.3 Resolutions of the Board of Directors of Briggs & Stratton Corporation authorizing the public offering of debt securities of Briggs & Stratton Corporation in an aggregate principal amount of up to $175,000,000.

4.4 Actions of the Authorized Officers of Briggs & Stratton Corporation authorizing the issuance of $100,000,000 aggregate principal amount of 7 1/4% Notes due September 15, 2007.

4.5 Officers' Certificate and Company Order of Briggs & Stratton Corporation executed in conjunction with the issuance of $100,000,000 aggregate principal amount of 7 1/4% Notes due September 15, 2007.






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